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zTrip | WHC WORLDWIDE

SPREE MOBILITY SPAC

Investor Presentation

2023

Disclaimer

This confidential presentation (this "Presentation") has been prepared by WHC Worldwide, LLC, doing business as zTrip® ("zTrip" or the "Company"), and Spree Acquisition Corp. 1 Limited ("Spree") in connection with a potential business combination involving the Company and Spree (the "Proposed Transaction"). This Presentation is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose. This Presentation includes the slides that follow, the oral presentation of the slides by members of the Company or Spree management or any person presenting on their behalf, the question-and-answer session that follows such oral presentation, copies of this document and any materials distributed at, or in connection with, that Presentation. By participating in the meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

Confidentiality

This Presentation is being delivered on a confidential basis. By accepting this Presentation, each recipient and its directors, partners, officers, employees, attorney(s), agents and representatives (collectively, the "recipient") agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain; and (ii) to return or destroy all copies of this Presentation or portions thereof in its possession following the request for the return or destruction of such copies. Under no circumstances may a copy, in any format, be shown, reproduced, transmitted, or otherwise provided to any person other than the authorized recipients. Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of the Company and Spree. You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of the Company and Spree.

No Offer or Solicitation

This Presentation is for informational purposes only, is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and shall not constitute an offer to sell or purchase, or a solicitation of an offer to sell, buy or subscribe for, any securities in any jurisdiction, or a solicitation of any proxy, vote, consent or approval relating to the Proposed Transaction or otherwise in any jurisdiction, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. This Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. The Company and Spree expressly reserve the right, at any time and in any respect, to amend or terminate the Proposed Transaction, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and Spree. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or exemptions therefrom.

The securities (the "Securities") to which this Presentation relates have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and will be offered as a private placement to a limited number of institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act and "Institutional Accounts" as defined in FINRA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is registered under the Securities Act or exempt from the registration requirements of the Securities Act. NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY OTHER SECURITIES COMMISSION OR SIMILAR REGULATORY AUTHORITY, IN THE UNITED STATES OR ELSEWHERE, HAS REVIEWED, APPROVED OR DISAPPROVED OF THE SECURITIES OR THIS PRESENTATION OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Representations and Warranties

This Presentation is for informational purposes only and does not purport to contain all information that may be required or relevant to an evaluation of the Proposed Transaction. You are responsible for conducting any investigations and analysis that you deem appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Proposed Transaction.

None of the Company, Spree nor any of their respective directors, officers, employees, advisors, representatives or agents make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Proposed Transaction, the legal, regulatory, tax, financial, accounting or other effects of the Proposed Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Proposed Transaction. Only those representations and warranties that are expressly made by the Company or Spree in a definitive written agreement with respect to the Proposed Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. No warranty of any kind, implied, expressed or statutory, is given in conjunction with the information set forth herein. Neither the Company nor Spree makes any representations or warranties, express or implied, as to the accuracy or completeness of any information, statements and estimates presented herein. Neither the SEC nor the securities regulatory authority of any state, foreign or other jurisdiction has passed upon the merits of, or the accuracy or adequacy of, any of the information contained in this Presentation.

The Company and Spree reserve the right to amend or replace this Presentation at any time but none of the Company or Spree, their respective subsidiaries, affiliates, legal advisors or financial advisors shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Proposed Transaction should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate, except as required by law.

Forward-Looking Statements

This Presentation contains includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of zTrip's and Spree's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of zTrip and Spree. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the expected timing and likelihood of completion of the Proposed Transaction, including the risk that the Proposed Transaction may not close due to one or more closing conditions to the Proposed Transaction in the business combination agreement (the "Business Combination Agreement") not being satisfied or waived on a timely basis or otherwise, or that the required approval of the Business Combination Agreement and related matters by the shareholders of Spree may not be obtained; (ii) Spree's potential failure to raise sufficient funds in one or more equity financings so as to meet the closing condition under the Business Combination Agreement that requires it to have $50 million of funds (including funds in its trust account, after deducting any amounts paid out for redemptions by Spree shareholders) as of the closing; (iii) Spree's potential failure to retain sufficient cash in its trust account and/or financing in order to meet the minimum of $5,000,001 of net tangible assets, which is a closing condition to the Proposed Transaction and a provision in Spree's articles which cannot be waived by Spree; (iv) the potential occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; (v) the potential inability of Spree to meet the NYSE's initial listing standards following the Proposed Transaction, including due to excessive redemptions of Spree's public shares; (vi) costs related to the Proposed Transaction; (vii) the potential occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of zTrip or Spree; (viii) the potential disruption of zTrip management's time from ongoing business operations due to the Proposed Transaction; (ix) announcements relating to the Proposed Transaction potentially having an adverse effect on the market price of Spree's securities; (x) the potential effect of the Proposed Transaction and the announcement thereof on the ability of zTrip to retain customers, retain riders and retain and hire key personnel and maintain relationships with its customers and suppliers and on its operating results and business generally; (xi) the willingness of enterprise customers to renew contracts; (xii) the potential failure of zTrip to meet projected business development or revenue targets; (xiii) risks relating to the transportation industry generally, including changes in applicable laws or regulations; (xiv) the effects of laws and regulations affecting the market for zTrip's services; (xv) risks relating to zTrip's ability to successfully identify, acquire and integrate suitable operations or businesses; (xvi) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or adverse macroeconomic conditions, including inflation, supply chain delays and increasing interest rates; (xvii) variances between the historical financial information zTrip presents and its PCAOB audited financial statements for 2022 which may be significant, when they become available; (xvii) the lack of a third-party valuation in determining whether or not to pursue the Proposed Transaction; and (xviii) any other risks and uncertainties, including those identified in the proxy statement/prospectus included in the Registration Statement on Form S-4 relating to the Proposed Transaction that has been filed by Spree, including those under "Risk Factors," "Cautionary Note Regarding Forward-Looking Statements" and "WHC's Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in other filings with the SEC by Spree, including Spree's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Spree and zTrip caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements. Spree and zTrip undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, subject to applicable law.

Disclaimer (cont'd)

Use of Projections

This Presentation contains projected financial information with respect to the Company, including, but not limited to, estimated results for fiscal year 2023 and the Company's long-term business model. Such projected financial information constitutes forward-looking information and are presented as goals or an illustration of the results that could be generated given a set of hypothetical assumptions that may prove to be incorrect. Such projected financial information should not be viewed as guidance and is not based entirely on the Company's historical operating results and should not be relied upon as necessarily indicative of future results or the Company's actual economics.

The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, a number of which are beyond the control of either the Company or Spree and subject to change that could cause actual results to differ materially from those contained in the prospective financial information. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Spree's nor the Company's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible to predict all risks, nor assess the impact of all factors on the Company's business or the extent to which any factor, or combination of factors, may cause the Company's actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. In addition, the analyses of the Company and Spree contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Company, Spree or any other entity.

Industry and Market Data

This Presentation also contains information, estimates and other statistical data derived from third party sources, including research, surveys or studies, conducted by third parties, information provided by customers and/or industry or general publications. Although Spree and the Company believe the industry and market data are reliable and are based on reasonable assumptions, such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research, none of the Company, Spree or the third party can guarantee the accuracy of such information. You are cautioned not to give undue weight on such estimates. The Company and Spree have not independently verified any such third party information, and make no representation as to the accuracy of, such third party information.

Financial Statements and Certain Non-GAAP Financial Measures

The historical financial data of the Company included in this Presentation has been derived from the Company's financial statements, which were prepared in accordance with United States generally accepted accounting principles ("GAAP") and are subject to an update based on an ongoing audit in accordance with PCAOB standards.

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement or registration statement to be filed by Spree with the SEC. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA Margin, have not been prepared in accordance with GAAP. The Company and Spree believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company's financial condition and results of operations. The Company's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. The Company and Spree believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing the Company's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

Important Information About the Proposed Transaction and Where to Find It

This Presentation relates to the Proposed Transaction, but it does not contain all the information that should be considered concerning the Proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transaction. The Proposed Transaction will be submitted to shareholders of Spree for their consideration. Spree has filed a registration statement on Form S-4 (File No. 333-269751) (the "Registration Statement") with the SEC, which includes a preliminary proxy statement to be distributed to Spree's shareholders in connection with Spree's solicitation for proxies for the vote by Spree's shareholders in connection with the Proposed Transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued in connection with the Proposed Transaction. After the Registration Statement has been declared effective, Spree will distribute a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the Proposed Transaction. BEFORE MAKING ANY VOTING DECISION, SPREE'S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS THERETO AND, ONCE AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, IN CONNECTION WITH SPREE'S SOLICITATION OF PROXIES FOR ITS EXTRAORDINARY MEETING OF SHAREHOLDERS TO BE HELD TO APPROVE, AMONG OTHER THINGS, THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPREE, THE COMPANY AND THE PROPOSED TRANSACTION.

Shareholders may also obtain a copy of the proxy statement/prospectus as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC by Spree, without charge, at the SEC's website located at www.sec.gov, as well as in the SEC Filings section of the Spree website at www.spree1.com.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in Solicitation

Spree, zTrip, and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Spree's shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Spree's shareholders in connection with the Proposed Transaction and a description of their direct and indirect interests is set forth in the Registration Statement filed with the SEC. You can find more information about Spree's directors and executive officers in the Registration Statement and in Spree's annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022. Shareholders, potential investors and other interested persons should read the Registration Statement, the definitive proxy statement/prospectus regarding the Proposed Transaction once available, and the other relevant materials to be filed with the SEC regarding the Proposed Transaction carefully when they become available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Trademarks, Service Marks and Trade Names

The Company and Spree own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company or Spree, or an endorsement or sponsorship by or of the Company or Spree. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or Spree will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Today's Speakers

WHC Worldwide, LLC | zTrip



Bill George
Founder & CEO

- Founder and CEO of WHC
- Previously served as CEO of Kansas City Transportation Group and Transdev on Demand



Doug Nickerson
CFO

- 18+ years of experience as former CFO of QCHI
- Previously held additional senior roles at Janus Henderson Investors and PwC

Spree Acquisition Corp.



Steve Greenfield
Executive Chairman

- Founder and CEO of Automotive Ventures
- Previously served as TrueCar's Senior VP of Strategy
- Prior experience includes senior roles at AutoTrader.com and Manheim



Shay Kronfeld
CFO / VP Business

- 13+ years on Wall Street
- Personally involved in 30+ SPACs that have raised over $4 billion



Spree Summary

Spree Overview

- Spree's sponsors are comprised of individuals and entities that are heavily immersed in the mobility sector with significant experience, expertise and deep industry relationships
- $204 million SPAC formed in order to invest in the transportation and mobility sectors

Our Target Thesis

- Mobility businesses operating in a large and growing end-market with an established platform
- Middle-market company with a competitive advantage that is well positioned for rapid growth in both revenue and profitability
- Pioneering technology or know-how in the mobility sector
- Experienced management team with a strong understanding of the underlying target market


zTrip

Why We Like zTrip

- zTrip is the **largest taxi fleet operator** in the United States with approximately 2,900 vehicles, 3,170 contracted drivers and **millions of rides completed annually**
- zTrip is a market consolidator with a track record of **strong, acquisition-driven growth operating in 30 cities with over 100+ additional acquisition targets**
- A distinct tech-enabled business model that has been **profitable since inception** and is especially **relevant in mid-sized cities**
- Tenured management team with **decades of operating experience in the transportation industry**
- Platform with **significant white space** in the rapidly growing **$61.9B[1] U.S. ride-hailing and taxi market**
- **Attractive valuation at 2.5x CY'23E Revenue and 11.6x CY'23E EBITDA**

[1] Statista Market Forecast.

Clearly Distinguished in the Market

zTrip		TNCs (Uber, Lyft, etc.)
Profitable since inception. Expects to generate 21% CY'23E EBITDA Margin	**Profitability**	Have invested >$30bn to date. Have burned significant capital since inception
Focused on mid-sized cities in North America with a proven and adaptable platform	**Market Focus**	Focused on the largest Tier-1 cities like New York, Chicago and Los Angeles with fierce competition between Uber and Lyft as well as several other emerging players
B2B – Significant number of generated trips come from enterprise contracts	**Demand Source**	B2C – Primarily sourcing demand from one-off consumers
Drivers operate Company vehicles with safety telematics systems installed	**Distinct Operating Model**	Limited control of vehicles or safety monitoring
Driver turnover significantly below industry average with predictable supply of professional drivers	**Driver Profile, Retention and Relationship**	Significant annual driver turnover with frequent driver shortages during peak demand; employment law issues affecting profitability
Multiple demand channels (B2B contracts, taxi stands, app, call center, etc.)	**Passenger Sales Channels**	App-based only


PA PUC NO A49926

Our Agenda

01 — BUSINESS OVERVIEW

02 — FINANCIAL OVERVIEW

03 — TRANSACTION OVERVIEW



Business Overview

Transforming the Transportation Landscape



Our Business

Established Presence	Market Consolidator	Profitability	Leadership
Rapidly gaining market share	Acquisition-driven growth	Profitable business model	Led by proven industry veterans

Our mission is to use mobility to enhance the lives of our riders, driver partners and employees, serving transportation needs in a professional and reliable way

WHC Worldwide, LLC | zTrip was formed in January 2018. We aim to combine our experience of acquiring and operating traditional taxi fleets with our proprietary technology-based shared infrastructure and are consolidating the local mobility service market and driving greater technology adoption and operating efficiencies

zTrip is a Leader in Transportation Services

Combining reliable, safe and cost-effective transportation services with our proprietary technology-based shared infrastructure has allowed zTrip to quickly and profitably expand operations

zTrip at a Glance

Employees	Vehicles	Cities	States	Acquisitions since 2018
~500	2.9k	30	16	29

Revenue	YoY Revenue Growth	EBITDA	EBITDA Margin
$101m	24%	$22m	21%

Operational metrics as of February 2023. All financial metrics shown for the CY'23E period.

Brand Portfolio: Comprehensive Mobility Offering



zTrip

Largest taxi brand and operator in the U.S.


SuperShuttle

SuperShuttle Express

Airport focused shuttle booking service, currently serving over 70 airports across North America[1]



EXECUCAR

Fleet operator of black cars, minibuses and limo buses in 66 cities



SILVER LINING MOTORS

WHC owned car dealership that procures vehicles to replace and sustain the current fleet



zTrip

WHC WORLDWIDE

Shared Technology, Infrastructure, and Insights

[1] Multiple airports served in several of the cities SuperShuttle and ExecuCar operate in.

What Sets Us Apart

zTrip

Proven Expansion Plan

Our team has a track record of acquiring taxi assets and creating M&A-led growth, allowing us to continually expand and reinvest in our fleet and operations, fueling our fast topline growth and greater earnings potential

Contracted Demand

Diverse B2B sources, from approximately 1,080 corporate clients, generate strong recurring revenues built on long-term contracted relationships

Smart Affiliate Model

Varied revenue streams received from our partner drivers based on lease model: weekly fees plus a wide array of affiliate service offerings. Vehicle and maintenance are fully provided by the Company. Drivers are encouraged to make more by networking their services

Fully Integrated Technology Platform

Our technology stack combines a sophisticated dispatching system with our proprietary driver cashiering system, dual camera/telematics, fleet maintenance and predictive data modeling

Profitable Growth

We have shown solid financial performance and demonstrated a path to growth without compromising profitability. We produce strong profits with a recurring revenue base and strong operational efficiency

Our Geographic Footprint



Omaha
Lincoln
Fort Collins
Boulder
Denver
Colorado Springs
St. George
Kansas City (HQ)
Johnson County
Indianapolis
Pittsburgh
Baltimore
Dulles
Anne Arundel County
Williamsburg
Newport News
Norfolk
Louisville
Santa Fe
Albuquerque
Little Rock
Birmingham
Mobile
Biloxi
Pensacola
Fort Walton Beach
Jacksonville
Austin
San Antonio
Houston

We currently operate in 30 cities across the U.S., with a focus on mid-sized cities

- zTrip has developed an operating platform and integration strategy to quickly consolidate and optimize the operations and financials of acquired local operators
- Since 2018, we have completed 29 acquisitions; in each acquired city we have expanded the taxi fleet and increased demand
- We have identified 100+ potential acquisition targets and plan to accelerate our pace of acquisitions over the next three years

Strong History of Organic and Inorganic Growth

2018

- January 2018 — WHC Worldwide formed in Kansas City, MO
- April 2018 — **Acquisitions in Omaha and Lincoln, NE**
- May 2018 — **Acquisitions in Boulder, Fort Collins and Colorado Springs, CO**
- September 2018 — **Acquisitions in Pensacola and Fort Walton Beach, FL**
- December 2018 — **Acquisition in Albuquerque, NM**

2019

- March 2019 — **Acquisition in Mobile, AL**
- July 2019 — **Acquisition in Biloxi, MS**
- August 2019 — **Acquisitions in Baltimore, MA; Dulles, VA; Pittsburgh, PA; Kansas City, MO; Jacksonville, FL; Anne Arundel County, MD and Johnson County, KS**
- November 2019 — **Acquisition in Louisville, KY**
- November 2019 — Created manager dashboard

2020

- January 2020 — Created driver recruitment platform, leading to significant growth in applicants
- February 2020 — **Acquisition in Indianapolis, IN**
- February 2020 — **Added location to serve enterprise customers in Santa Fe, NM**
- April 2020 — **Acquired SuperShuttle and ExecuCar**
- October 2020 — Launched zMetricz, a fully integrated platform that includes predictive driver behavior
- December 2020 — Launched zShip, an on-demand shipping platform

2021

- August 2021 — Became the largest taxi fleet operator in the United States
- August 2021 — **Acquisitions in Houston, Austin and San Antonio, TX**

2022

- January 2022 — **Acquired CCSI Call Center in St. George, UT**
- February 2022 — **Acquisition in Birmingham, AL**
- August 2022 — Surpassed 10,000 unique driver applications per month
- October 2022 — Awarded contract in Denver, CO
- November 2022 — **Acquisition in Little Rock, AR**

2023

- February 2023 — **Acquisitions in Norfolk, Newport News and Williamsburg, VA**

Market Consolidator

zTrip has a proven ability to purchase underperforming taxi assets, seamlessly add them to our platform, and generate strong organic and profitable growth. Our acquisition model and strategy produces accretive earnings growth

Key Elements of Our Acquisition Strategy

1. Identify operators that are leaders in their local market, but can also meaningfully benefit from being on the zTrip platform
2. Structure acquisitions to be based both on recent financial performance as well as on future 12- and 24-month performance to create alignment and incentive
3. Reduce operating costs by utilizing the zTrip platform for areas such as driver recruiting, safety technology, centralized call center infrastructure, mobile app, insurance, etc.
4. Leverage enterprise contracts in other cities to immediately expand ride count
5. Generate new trip demand from our SuperShuttle and ExecuCar businesses
6. Use our volume purchasing power to upgrade the fleet for enhanced rider and driver satisfaction


zTrip
Through these doors walk the greatest drivers in the city!
Prove it today!
NO SMOKING
zTrip

Contracted Enterprise Services

Key Aspects

- zTrip provides specialized transportation services to enterprise clients in order to enhance overall service delivery and cost efficiency in segments that are not well serviced by the TNCs
- zTrip's enterprise mobility business represents a strong, recurring and contractual revenue base
- Non-emergency medical transportation and microtransit are two of the fastest growing enterprise services segments, which zTrip is well-positioned in

Transportation Segments Served

Student Transportation



Employment Shuttles


zTrip

Airport Transportation


SuperShuttle

Non-Emergency Medical Transportation


zTrip

Microtransit



On-Demand Wheelchair Service



Select Enterprise Mobility Clients

Federated Transportation Services of the Bluegrass, Inc. | modivcare | MV Transportation, Inc. | PTI Professional Transportation, Inc. | RideKC | transdev the mobility company | WellTrans

End-to-End Technology Platform for Fleet Operations

Driver Recruitment


ztrip.learnupon.com

Data-driven driver recruitment process that leverages look-alike and other modeling techniques to target and recruit drivers via online channels

Advanced Safety Technology


The new standard for fleet safety is here

The zTrip fleet is equipped with dual-facing camera systems and onboard telematics. This data-driven insight allows us to substantially reduce accident frequency and severity

Consumer App


zTrip
Book Ride

Consumer-facing app developed in-house that supports on-demand and advance scheduling, real-time driver ratings, online surveys, text notifications and other features

zMetricz


zTrip
Driver Balance
05/17/2021

Interactive intelligence dashboard that pulls data real-time from our integrated dispatch, cashiering, recruiting, call center, scheduling and accounting systems

Best-in-Class Driver Retention



Personal Connection

zTrip management aims to make a personal connection with our drivers and we expect them to do the same with their clients. We provide live 1:1 orientation, peer mentor support and continuous improvement through expanded certifications. Drivers are encouraged to develop their own clientele across both individual and business accounts.



Financially Lucrative

We provide drivers with lucrative full-time opportunities. We look for drivers who have spent time on TNC platforms and may be looking to transition to a full-time role in the transportation industry. By providing drivers with the opportunity to lease a zTrip taxi they avoid costly repairs and excessive mileage on their personal vehicles.



Technological Support

We support our drivers by providing them with additional trip volume from the dispatch system, taxi stands and millions of contracted enterprise trips.



Sustainable Operating Model

zTrip's model differs significantly from the TNC model because we are a taxi operator at our core. Therefore, recent and future regulations levied on the TNCs will not impact zTrip's operations. We plan to continue employing our current model and do not anticipate any legislation regarding TNCs to affect us going forward.

Driver Loyalty

3.2k	1.6k
Total active drivers on the platform	Number of drivers recruited in 2022

"I came to Baltimore in June of 2000 with $34 in my pocket and two friends. Both of my friends were already driving Yellow Cabs (now zTrip). I have been driving now for 15 years, off and on. While working in the Cab Business I've had the opportunity to send my kids to universities. This was only possible because of the opportunity Yellow Cab gave me. This is the main reason I'm proud to be a part of this organization. " – Baltimore zTrip Driver

"I love driving for zTrip because of the flexibility and the personal client base I've created." – Colorado Springs zTrip Driver

Growth Drivers: Multiple Levers to Pull



Existing Markets

Grow in existing markets, driven by fleet expansion, new enterprise contracts, and superior driver recruitment and retention

New Markets

Consolidate the industry through new market acquisitions; 100+ new cities identified *plus* an untapped international opportunity

Enterprise Contracts

Expand enterprise relationships, including in newly acquired markets that typically do not have a history of successfully securing, structuring and operating large corporate accounts

New Offerings

Bring ExecuCar and SuperShuttle services to new markets where they are not currently available. Leverage Silver Lining Motors for vehicle fleet enhancement

WHC Worldwide, LLC | zTrip Leadership Team



Bill George
Founder & CEO

- Founder and CEO of WHC
- Previously served as CEO of Kansas City Transportation Group and Transdev on Demand



Doug Nickerson
CFO

- 18+ years of experience as former CFO of QCHI
- Previously held additional senior roles at Janus Henderson Investors and PwC



Terry Oates
Chief Strategy Officer

- More than 30 years of industry experience, most recently serving as CFO of WHC



Luke Misgen
CTO

- Previously CTO for zTrip with Transdev and a Senior Developer with MTI



Natalie Parra
CMO

- CMO & Director of Driver Recruitment at WHC
- Previously held various Sales and Marketing positions at Kansas City Transportation Group and Transdev



Matt Bushard
Executive VP

- Executive Vice President for WHC
- Previously the President of SuperShuttle North America



Dwight Kines
COO

- Senior Regional Vice President of over 14 locations
- Former Regional VP for Transdev
- Past President of The Transportation Alliance, international industry associations



Terry O' Toole
Regional VP

- Regional Vice President of the Kansas City market
- Former Regional VP for Transdev
- Past President of The Transportation Alliance, international industry associations



Jamie Campolongo
Vice Chairman

- President of Pittsburgh Transportation Group
- Former owner of Pittsburgh Yellow Cab



Raymond Gamrat
Executive VP of Safety

- Responsible for company-wide policies on safety for independent contract drivers and employees
- Previously served as Executive VP at JLE Industries

Proven Operational Experience & Industry Expertise


zTrip

Financial Overview

Compelling Financial Model

Strong Top-Line Growth
28% revenue CAGR from 2019-2023E

Enterprise Contracts Expertise
Significant amount of revenues coming from enterprise contracts with strong renewal track record

Strong & Expanding Profitability
Profitable since inception, 21% CY'23E EBITDA Margin with room for further expansion

Disciplined Capital Approach
Fleet acquisition and maintenance costs held to ~25%-30% of Taxi revenue
Ability to profitably monetize vehicles via Silver Lining Motors

Attractive Acquisition Strategy
Significant acquisition pipeline driving growth and strong cash-on-cash returns

Historical and Projected Financials

Total Revenue

($ in millions)



28%
CAGR
$37.3
$56.9
$68.1
$81.5
$100.9
CY2019A
CY2020A
CY2021A
CY2022E
CY2023E

2022E Bridge from EBITDA to Net Income[2]

($ in millions)



$19.7
$2.7
$22.4
($6.9)
$15.5
($1.2)
$14.3
Adj. EBITDA
Adjustments
EBITDA
Depreciation & Amortization
EBIT
Interest Expense
Net Income

Adjusted EBITDA[1]

($ in millions)



29%
CAGR
$7.7
$7.0
$13.3
$19.7
$21.6
CY2019A
CY2020A
CY2021A
CY2022E
CY2023E

Takeaways

- zTrip is expected to generate a 28% revenue CAGR from CY2019 to CY2023 driven by both organic and inorganic growth
- zTrip has generated consistent EBITDA profitability since inception
- As a result of high vehicle monetization, disciplined purchasing and efficient fleet management, zTrip is converting a significant amount of EBITDA to EBIT and Net Income

[1] Adjusted EBITDA is calculated as net income (loss), excluding the impact of interest expense, net, depreciation and amortization, gain on extinguishment of debt and income from equity method investees
[2] ~$2.7M of adjustments includes ~$2.0M from gain on extinguishment of debt and ~$0.7M from income from equity method investees.

Our Revenue Model

 # Cities (Markets) × **# Vehicles per Market** × **Average Revenue per Vehicle** + **Other Revenue Streams**

 # Cities (Markets)

- We have grown to 30 markets in under 5 years through acquisitions
- We have identified 100+ additional target cities for expansion, plus international markets
- We can continue to enter new markets profitably via acquisitions

 # Vehicles per Market

- Upon acquisition, we are able to scale the business to approximately 100 taxis as a result of improved driver recruiting, adding enterprise contract business and more effective marketing

Average Revenue per Vehicle

- On average, we generate $28k in revenue per vehicle annually. We expect the average revenue per vehicle to expand as we continue to optimize driver usage and grow our enterprise contract base

Other Revenue Streams

- In addition to core zTrip revenue, we also collect per ride fees from our SuperShuttle affiliates, from our ExecuCar subsidiary, and we expect to generate revenue from our Silver Lining Motors business

Proceeds Will Drive Continued Acquisition-Fueled Growth

Since 2018 zTrip has completed 29 acquisitions across 16 states that generated ~$81.5M in revenue and ~$15.5M in EBIT for CY'22

1. Albuquerque, NM
2. Anne Arundel County, MD
3. Austin, TX
4. Baltimore, MA
5. Biloxi, MS
6. Birmingham, AL
7. Boulder, CO
8. Colorado Springs, CO
9. Denver, CO
10. Dulles, VA
11. Fort Collins, CO
12. Fort Walton Beach, FL
13. Houston, TX
14. Indianapolis, IN
15. Jacksonville, FL
16. Johnson County, KS
17. Kansas City, MO
18. Lincoln, NE
19. Louisville, KY
20. Mobile, AL
21. Newport News, VA
22. Norfolk, VA
23. Omaha, NE
24. Pensacola, FL
25. Pittsburgh, PA
26. San Antonio, TX
27. Santa Fe, NM
28. St. George, UT
29. Williamsburg, VA

zTrip is currently in active conversations with seven potential near term acquisitions, and has identified more than 100 additional targets that fit its criteria

- Tier 2/3 cities with populations less than 2 million
- Opportunity to expand operation through partner contracts and improved driver recruitment
- Founder-led business looking to exit, but motivated to operate during transitional 2-year earn-out period

The current and identified pipeline combined with organic growth provide a path to more than $250M+ in revenue with similar or better profit margins than today

	Today [1]	Future [2]
Cities	30	90+
	×	×
Vehicles per Cities	97	100+
	×	×
Revenue per Vehicle	$28k	$29k
	=	=
Total Revenue	$81.5M	$250M+

(1) Number of cities and vehicles as of February 2023

(2) Long-term model was built for illustrative purposes and is not a financial projection or forecast. Not all revenue is directly tied to active vehicles. Excludes inflation and other factors that could cause the Company's average revenue per vehicle to increase over time.

Transaction Overview

Transaction Summary

($ in millions, except per share data)

Transaction Highlights

- WHC to combine with Spree to become a public, NYSE-listed leader in transportation services
  - Assumed equity value prior to the business combination of $241M
  - Existing WHC shareholders to roll 100% of their equity and will own approximately 55% of the post-combination company in the 64% redemptions scenario
- Proceeds to accelerate current acquisition strategy and expand WHC's footprint
- Anticipated transaction closing in the first half of 2023

Sources

Redemption Rate Scenarios	0%	30%	64%
SPAC Cash In Trust[1]	$204	$142	$74
SPAC Promote and Shares at Closing	59	59	59
Equity Rollover	161	160	159
Total Sources	**$425**	**$362**	**$293**

Uses

Redemption Rate Scenarios	0%	30%	64%
Payment of the Purchase Price	$161	$160	$159
SPAC Promote and Shares at Closing	59	59	59
Fees & Expenses	24	24	24
Cash to Balance Sheet[2]	180	118	50
Total Uses	**$425**	**$362**	**$291**

Pro Forma Valuation

Redemption Rate Scenarios	0%	30%	64%
Assumed Share Price at Merger	$10.00	$10.00	$10.00
Pro Forma Shares Outstanding	42.1	35.9	29.1
Equity Value	**$421**	**$359**	**$291**
Net Debt[3]	(171)	(109)	(41)
Enterprise Value	**$250**	**$250**	**$250**
TEV / CY'23 Revenue ($101M)	2.5x	2.5x	2.5x
TEV / CY'23 EBITDA ($22M)	11.6x	11.6x	11.6x

Pro Forma Ownership[4]


0% Redemptions
2%
12%
48%
38%
30% Redemptions
3%
14%
44%
39%
64% Redemptions
3%
17%
55%
25%
WHC Shareholders
Public Shareholders
Founder Promote
SPAC Private Placement Shareholders

[1] Assumes redemptions at $10.26 per share.
[2] Cash to Balance Sheet includes Cash proceeds from SPAC cash in trust and the PIPE offering, net of $24.4mm of transaction fees.
[3] Cash and debt balances as of 9/30/22.
[4] Assumes share price of $10.00. Excludes the impact of 0.5mm sponsor warrants and 10.0mm public warrants. Shares outstanding also excludes 1.5mm seller earnout warrants that are divided into three equal parts and are triggered if the share price exceeds i) $14.00, ii) $18.00, and iii) $22.00, in any 20 out of 30 consecutive trading day period, respectively.

zTrip is Attractively Valued Relative to its Peer Group

- zTrip is growing revenue faster than most of its comps, and demonstrated greater revenue growth consistency in recent years
- zTrips's revenue growth is driven both by same-market organic growth as well as acquisition-driven growth. And, the acquisition opportunities remain robust
- zTrip operates a profitable business model, and has been profitable on an annualized basis since inception
- Despite above-average revenue growth and inline profitability, the transaction with Spree values zTrip at a discount to the comp group

($ in millions, except per share data)	Rev. Growth	Margins		Trading Multiples		
	21A-'23E	EBIT	EBITDA		CY'23E	
23EMobility and On-Demand Delivery	**CAGR**	**CY'23E**	**CY'23E**	**EV / Rev.**	**EV / EBIT**	**EV / EBITDA**
Uber	46%	1%	9%	2.0x	N.M.	22.7x
DoorDash	27%	(11%)	9%	2.9x	N.M.	34.1x
Delivery Hero	36%	(3%)	2%	1.0x	N.M.	56.4x
Lyft	18%	1%	6%	0.7x	63.6x	11.8x
Just Eat Takeaway	14%	(5%)	3%	0.7x	N.M.	21.3x
Mean	**28%**	**(3%)**	**6%**	**1.5x**	**63.6x**	**29.3x**
Automotive-Related Consolidators						
Mister Car Wash	12%	23%	31%	3.9x	16.8x	12.8x
KAR Auction Services	(16%)	15%	16%	2.5x	16.9x	15.4x
Boyd Group Services	19%	6%	13%	1.6x	25x	11.6x
Mean	**5%**	**15%**	**20%**	**2.7x**	**19.6x**	**13.2x**
Equipment Rental						
Custom Truck One Source	20%	10%	25%	2.0x	20.8x	8.0x
McGrath RentCorp	14%	24%	38%	3.4x	14.0x	8.8x
WillScot Mobile Mini	19%	28%	43%	5.3x	19.4x	12.5x
Triton International	(2%)	55%	93%	7.5x	13.6x	8.0x
Mean	**13%**	**29%**	**50%**	**4.6x**	**16.9x**	**9.3x**
Overall Mean	**17%**	**12%**	**24%**	**2.8x**	**23.8x**	**18.6x**
zTrip	**22%**	**12%**	**21%**	**2.5x**	**19.9x**	**11.6x**

Source: Company filings, Capital IQ, Thomson Reuters, and FactSet as of 3/20/23.


zTrip
DRIVING A
BETTER FUTURE.

Thank You


zTrip
zTrip


1026
1022
zTrip

zTrip | WHC WORLDWIDE

SPREE MOBILITY SPAC

Risk Factors

Risks relating to WHC's business and industry

- WHC has a limited operating history and evolving business, which makes it difficult to evaluate its future prospects.
- The mobility and taxi services industries are highly competitive, with well-established and low-cost alternatives, low barriers to entry, low switching costs, and well-capitalized competitors.
- If WHC is unable to attract or maintain a critical mass of drivers and riders, its platform will become less appealing to drivers and platform users.
- WHC would be adversely affected if it is unable to maintain its reputation, brand and network effects.
- Platform users may engage in, or be subject to, criminal, violent, inappropriate, or dangerous activity that results in major safety incidents, which may harm WHC's ability to attract and retain drivers and customers.
- If WHC is unable to successfully identify, acquire and integrate suitable operations or businesses, its operating results and prospects could be harmed.
- WHC is making substantial investments in new offerings and technologies, and such new ventures are inherently risky, and WHC may never realize any expected benefits from them.
- WHC may experience significant fluctuations in its operating results.
- WHC's ability to continue its growth is subject to a number of risks and uncertainties.
- WHC's business depends on retaining and attracting high-quality personnel, and continued attrition, future attrition, or unsuccessful succession planning could adversely affect its business.
- WHC may experience cyberattacks, security or data privacy breaches or other unauthorized or improper access to, use of, alteration of or destruction of its proprietary or confidential data, and employee data, which could result in loss of revenue, harm to its brand, business disruption, and significant liabilities.
- WHC's platform is highly technical, and undetected errors could adversely affect its business.
- WHC's failure to protect or enforce its intellectual property rights, including its trademarks and trade names, could adversely affect its business and its ability to build name recognition in its markets.
- WHC's ownership of the proprietary source code and other intellectual property that it uses in the business may be challenged and subject WHC to adverse effects.
- If WHC is unable to successfully introduce new or upgraded services, offerings, or features for drivers and riders, it may fail to retain and attract such users to its platform and its operating results could suffer.
- WHC tracks certain operational metrics and its category position, and real or perceived inaccuracies in such metrics may harm its reputation and negatively affect its business.
- Loss or material modification of WHC's credit card acceptance privileges could have an adverse effect on its business and operating results.
- WHC's vehicle fleet ownership strategy exposes WHC to certain risks, including future changes in value and usage of vehicles.
- WHC's new delivery service platform may not be successful.
- Any future expansion by WHC outside the U.S. will subject it to additional costs and risks and its plans may not be successful.
- WHC is subject to climate change risks, including physical and transitional risks, and if it is unable to manage such risks, its business may be adversely impacted.
- WHC's operations are subject to significant regulatory and legal risks, including risks relating to privacy and driver classification laws, as well as risks relating to claims and lawsuits.
- WHC may be adversely affected by changes in laws and interpretations, including if WHC cannot classify drivers as independent contractors.
- The successful operation of WHC's business depends upon the performance and reliability of Internet, mobile, and other infrastructures that are not under its control, third parties maintaining open marketplaces to distribute its platform and hosting a significant portion of its platform, the interoperability of its platform across devices, operating systems, and third-party applications that it does not control, third parties for payment processing infrastructure, and third parties providing insurance and reinsurance coverage.
- WHC's business could be adversely affected by natural disasters, public health crises, including the COVID-19 pandemic, political crises, economic downturns or other events, and increases in fuel, food, labor, energy and other costs due to inflation and other factors.

Risks relating to WHC's business following the Proposed Transaction

- Future changes in U.S. tax legislation may adversely affect WHC's business.
- WHC will have broad discretion in the use of the net proceeds from the Proposed Transaction and any PIPE financing and may not use them effectively.
- WHC may require additional capital to support the growth of its business, and that capital might not be available on reasonable terms or at all.

Risks relating to ownership of New WHC's Class A Common Stock[1]

- An active trading market for New WHC Class A Common Stock may never develop or be sustained.
- Upon consummation of the Proposed Transaction, the market price of New WHC Class A Common Stock may be volatile, which could result in substantial losses for investors.
- Reports published by analysts, including projections in those reports that differ from New WHC's actual results, could adversely affect the price and trading volume of its Class A Common Stock.
- A significant portion of New WHC's total outstanding shares will be restricted from immediate resale upon the closing of the Proposed Transaction but may be sold into the market in the near future. This could cause the market price of New WHC Class A Common Stock to drop significantly, even if New WHC's business is doing well.
- New WHC does not expect to pay any dividends for the foreseeable future. Investors may never obtain a return on their investment.
- New WHC's proposed governing documents establish an exclusive forum for certain disputes and contain provisions that might discourage, delay or prevent a change in control or in management of New WHC, which could depress the trading price of New WHC Class A Common Stock.
- WHC has identified material weaknesses in its internal control over financial reporting, and may identify additional material weaknesses in the future, which could affect its business, lessen investor confidence and depress the market price of its securities.
- Subsequent to consummation of the Proposed Transaction, WHC may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Risks relating to the Proposed Transaction and Spree

- The process of taking a company public by means of a business combination with a special purpose acquisition company is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors.
- The Spree Board did not obtain a third-party valuation or fairness opinion in determining whether or not to pursue the Proposed Transaction, and it may not have properly valued WHC's business.
- Because the Spree Sponsor and Spree's directors and executive officers have interests that are different, or in addition to (and which may conflict with), the interests of Spree's shareholders, a conflict of interest may have existed in determining whether the Proposed Transaction with WHC is appropriate as Spree's initial business combination. Such interests include that the Spree Sponsor, as well as its executive officers and directors, will lose their entire investment in Spree if it does not complete a business combination.
- The ability of Spree's public shareholders to exercise redemption rights with respect to a large number of its public shares may not allow the companies to complete the most desirable business combination or optimize the capital structure of New WHC.
- Even if the Proposed Transaction is consummated, the publicly traded warrants may never be in the money and may expire worthless. In addition, under certain circumstances New WHC may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to investors, thereby making the public warrants worthless.
- New WHC will incur significant increased costs and management resources as a result of operating as the sole equity holder of WHC and being the publicly traded entity in the Up-C tax structure in which the companies will be arranged following the Proposed Transaction.

[1] New WHC defined as Spree after giving effect to the Proposed Transaction.